Trade and Other Receivables and Assets (Schedule of Trade and Other Receivables and Assets) (Details) - EUR (€) € in Thousands		Dec. 31, 2018	Dec. 31, 2017
Other receivables
Government authorities		€ 2,706	€ 2,306
Income receivable		3,830	3,436
Interest receivable		6	153
Current tax		195	48
Current Maturities of loan to an equity accounted investee		415	3,165
Trade receivable		156	407
Forward contracts	[1]	529	580
Loan to others	[2]	3,500
Prepaid expenses and other		1,286	550
Total Current Assets and other receivables		12,623	10,645
Long term receivables
Advance tax payment		996	1,078
Forward contracts			12
Annual rent deposits		27	30
Other		432	415
Total Non current Assets and Long term receivables		€ 1,455	€ 1,535

[1]	The Company closed euro/USD forward contracts with an accumulated profit of approximately 529 thousand (approximately $606 thousand) that are expected to be received between January and March 2019 (depending on the relevant dates of the forward positions).
[2]	In November 2018, Talasol Solar S.L.U, which is promoting the construction of a photovoltaic plant with a peak capacity of 300 MW, provided an amount of 3,500 thousand to METKA EGN Limited, the EPC contractor, for the purpose of securing or executing main supply contracts for the execution of the EPC agreement with Metka. This amount will be repaid either out of the first payment to Metka under the EPC agreement or ten days after the deadline to provide a notice to proceed under the EPC agreement in the event such notice is not granted. We received a bank guarantee from Metka for the prepayment amount.